Goodwill	12 Months Ended
Sep. 30, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

11. Goodwill

Changes in the carrying amount of goodwill for the years ended September 30, 2014 and 2013, are as follows (in thousands):

	2014	2013
Balance, beginning of year	$697,807	$697,807
Arising from prior period purchases	—	—
Arising from business acquisitions	—	—

Balance, end of year	$697,807	$697,807

Annually, the Company performs an impairment analysis to determine whether an adjustment to the carrying value of goodwill is required. The analysis is performed by comparing the fair value of the Bank to the carrying amount of its net assets. Fair value is based on the best information available, such as present value or multiple of earnings techniques. For the years ended September 30, 2014, 2013 and 2012, the Company did not recognize any impairment related to goodwill.